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                    GENERAL AMERICAN LIFE INSURANCE COMPANY

                               700 MARKET STREET
                           ST. LOUIS, MISSOURI 63101
                                 (314) 231-1700

                        AMERICAN VISION SERIES VUL 2002

                       SUPPLEMENT DATED DECEMBER 31, 2003
                                       TO
                          PROSPECTUS DATED MAY 1, 2003

The following replaces the corresponding section of the Prospectus in its entirety:

AMOUNT PROVIDED FOR INVESTMENT UNDER THE POLICY

     INVESTMENT START DATE.   Your initial net premium is credited with
investment performance as of the investment start date. The investment start date is the later of the Policy Date and the date we first receive a premium payment for the Policy at our Administrative Office. (See "Receipt of Communications and Payments at General American's Administrative Office.")

     PREMIUM WITH APPLICATION.   If you make a premium payment with the
application, unless you request otherwise, the Policy Date is the date the Policy application is approved. Monthly Deductions begin on the Policy Date. You may only make one premium payment with the application. The minimum amount you must pay is set forth in the application. If we decline an application, we refund the premium payment made.

     If you make a premium payment with the application, we will cover the insured under a temporary insurance agreement beginning on the later of the date the application is signed or the date of any required medical examination. (See "Death Benefits.")

     PREMIUM ON DELIVERY.   If you pay the initial premium upon delivery of the
Policy, unless you request otherwise, the Policy Date is the date of delivery, and the investment start date is the date your premium payment is received at our Administrative Office. In New Jersey, the Policy Date and the investment start date will generally be the date on which your premium payment is received at our Administrative Office.

     BACKDATING.   We may consent to backdate a Policy, if you request, by
assigning a Policy Date earlier than the date the Policy application is approved. You may wish to backdate so that you can obtain lower cost of insurance rates, based on a younger insurance age. For a backdated Policy, you must also pay the No Lapse Premiums due for the period between the Policy Date and the investment start date. As of the investment start date, we allocate to the Policy those net premiums, adjusted for monthly Policy charges. Backdating is not available in New Jersey.

The following replaces the first paragraph under ALLOCATION OF NET PREMIUMS in the Prospectus:

     We generally allocate your initial net premium to the Divisions and the General Account as of the investment start date. In states that require a refund of premiums if you exercise the Right to Examine Policy provision, however, we hold your initial net premium in the State Street Research Money Market Division until fifteen days after we apply your
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initial premium to the Policy, and then we make the allocation among the
Divisions and/or the General Account as you choose. You can allocate to a cumulative maximum of 49 accounts (including the General Account) over the life of the Policy. You may allocate any whole percentage to a Division. For special rules regarding allocations to the General Account, see "The General Account."

The following replaces the first paragraph under DEATH BENEFITS in the
Prospectus:

     If the insured dies while the Policy is in force we pay a death benefit to the beneficiary. Coverage under the Policy generally begins when you pay the initial premium. If you make a premium payment with the application, we will cover the insured under a temporary insurance agreement for a limited time that begins on the later of the date we receive the premium payment or the date of any required medical examination. Temporary coverage is not available for proposed insureds who have received medical treatment for, or been diagnosed as having, certain conditions or diseases specified in the temporary insurance agreement. The maximum temporary coverage is the lesser of the amount of insurance applied for and $1,000,000. These provisions vary in some states.

The following replaces the definition of POLICY DATE contained in the GLOSSARY in the Prospectus:

     POLICY DATE.   The date on which coverage under the Policy and Monthly
Deductions begin. If you make a premium payment with the application, unless you request otherwise, the Policy Date is generally the date the Policy application is approved. If you choose to pay the initial premium upon delivery of the policy, unless you request otherwise, the Policy Date is generally the date on which the Policy is delivered to you (or, in New Jersey, the date on which we receive your initial payment). Under our current administrative rules, any Policy that would be dated on the 29th, 30th or 31st of the month will receive a Policy Date of the 28th.